SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported): December 13, 1995
Commission File Number:  1-9364

                             FLAGSTAR CORPORATION

                 (Exact name of Registrant as Specified in Charter)

     Delaware                               13-3027522
(State of Other Jurisdiction               (I.R.S. Employer
of Incorporation or Organization)           Identification No.)

203 East Main Street                        29319-9966
Spartanburg, South Carolina                 (Zip Code)
(Address of Principal Executive Offices)

               Registrant's telephone number, including area code:
                              (803) 597-8000

                                  N/A
          (Former name or former address, if changed since last report)
                                   1
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Item 2. Acquisition or Disposition of Assets.

     As of December 13, 1995, Flagstar Corporation ("Flagstar"), a wholly-owned subsidiary of Flagstar Companies, Inc., closed the sale of its recreation services operation as conducted through its TW Recreational Services, Inc. subsidiary. The buyer in such transaction was Amfac Parks, Inc., a wholly-owned subsidiary of Northbrook Corporation, another major parks concessionaire. The sale, effected in the form of a sale of the stock of IM Parks, Inc., an indirect subsidiary of Flagstar and the parent company of TW Recreational Services, Inc., was for a cash purchase price paid at closing of $104 million, subject to post-closing adjustment under certain circumstances. Such purchase price was the result of arm's-length negotiations between the parties. A copy of the press release issued on December 14, 1995 is attached hereto as Exhibit 99.1.

    As of December 21, 1995, Flagstar closed the sale of its concessions operation as conducted through its Volume Services, Inc. subsidiary. The buyer in such transaction was VSI Acquisition II Corp., a new company formed by the core management group of Volume Services, Inc. and Blackstone Capital Partners II, a New York based private investment bank. The sale, effected in the form of a sale of stock of IM Stadium, Inc., an indirect subsidiary of Flagstar and the parent of Volume Services, Inc., was for a cash purchase price paid at closing of $75 million, subject to post-closing adjustment under certain circumstances. Such purchase price was the result of arm's-length negotiations between the parties. A copy of the press release issued on the closing date for such transaction is attached hereto as Exhibit 99.2.

   Under the terms of certain public indentures governing Flagstar's public debt, Net Proceeds (as defined therein) of each such sale must be applied within one year from each such closing date to one or more of the following in such combination as Flagstar may choose: (i) an investment in other food service businesses or assets related thereto, (ii) an offer, in accordance with applicable law, to repurchase such public debt at a price not less than 100% of the principal amount thereof plus accrued and unpaid interest thereon, or (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness (as defined in such indentures).

  For certain pro forma financial information concerning these transactions, see Item 7 below.
                                      2
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Item 7. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
    The following pro forma financial information is included herein:

                                                                   Page
                                                                   Number
                                                                   in
                                                                   Filing
    (i)   Pro Forma Condensed Consolidated Balance Sheet
          (Unaudited) as of September 30, 1995,                      5
    (ii)  Pro Forma Condensed Statement of Consolidated
          Operations (Unaudited) for the Year Ended
          December 31, 1994, and                                     6
    (iii) Pro Forma Condensed Statement of Consolidated
          Operations (Unaudited) for the Nine Months Ended
          September 30, 1995.                                        6

(c) Exhibits.
    Exhibit No.             Description
      99.1           Press Release of Flagstar dated
                     December 14, 1995.

      99.2           Press Release of Flagstar dated
                     December 21, 1995.

                              3
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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FLAGSTAR CORPORATION



Date: December 28, 1995                         /s/  C. Robert Campbell

                                                C. Robert Campbell,
                                                Executive Vice President and
                                                Chief Financial Officer




                                   4

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                   PRO FORMA FINANCIAL STATEMENTS

     The unaudited pro forma condensed consolidated balance sheet for September 30, 1995 presented below is based upon the historical balance sheet as of September 30, 1995 and includes pro forma adjustments as if the sales of TW Recreational Services, Inc. ("TWRS") and Volume Services, Inc. ("VSI") had occurred on that date. The unaudited pro forma condensed statements of consolidated operations on the following pages are based upon the historical results of operations of the Company for the year ended December 31, 1994 and the nine month period ended September 30, 1995. The pro forma condensed consolidated balance sheet and pro forma condensed statements of consolidated operations were derived by adjusting the historical financial statements of the Company for certain pro forma transactions as described in the respective notes thereto. The Company is currently reviewing its options as to how such proceeds will be used.

Flagstar Corporation
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995
(Amounts in thousands)
(Unaudited)

                                                                  Pro Forma
                                                                 Adjustments
                                                                 for sale of
                                               Historical          TWRS/VSI           Pro Forma
Assets
Current Assets:
 Cash and cash equivalents                 $    86,625             $179,000 (1)      $   265,625
 Receivables, net                               22,711                   -                22,711
 Merchandise and supply inventories             37,693                   -                37,693
 Net assets held for sale                       71,029              (71,029)(1)               -
 Other                                          23,406                   -                23,406
                                               241,464              107,971              349,435
Property, net                                1,144,471                    -            1,144,471
Other Assets                                   127,257                    -              127,257
   Total Assets                            $ 1,513,192             $107,971           $1,621,163

Liabilities
Current Liabilities:
 Current maturities of long-term
  debt                                     $   29,545              $     -            $   29,545
 Other Current Liabilities                    312,429                17,215 (1)          329,644
                                              341,974                17,215              359,189
Long-Term Liabilities:
 Debt, less current maturities              2,012,193                     -            2,012,193
 Deferred income taxes                         20,577                     -               20,577
 Other non-current liabilities and
  deferred credits                            235,482                     -              235,482
                                            2,268,252                     -            2,268,252
 Note Payable to FCI                          150,000                     -              150,000
    Total Liabilities                       2,760,226                17,215            2,777,441
Shareholders' Deficit                      (1,247,034)               90,756 (1)       (1,156,278)
    Total Liabilities and
      Shareholders' Deficit                $1,513,192              $107,971           $1,621,163

(1) To reflect cash proceeds received of $104.0 million from the sale of TWRS and $75.0 million from the sale of VSI and the estimated gains of $90.8 million on such dispositions net of estimated income taxes attributable to such gains of $17.2 million.

Flagstar Corporation
Pro Forma Condensed Statement of Consolidated Operations for the Year Ended December 31, 1994
(Amounts in thousands)
(Unaudited)

                                                                  Pro Forma
                                                                 Adjustments
                                                                 for sale of
                                               Historical          TWRS/VSI           Pro Forma
Operating revenues                         $ 2,665,966           $      -           $ 2,665,966
Operating expenses                           2,454,839                  -             2,454,839
Operating income                               211,127                  -               211,127
Other charges:
  Interest and debt expense                    241,234              18,121 (1)         259,355
  Other--net                                     3,110                  -                3,110
Loss before income taxes from
 continuing operations                         (33,217)            (18,121)            (51,338)
Benefit from income taxes                       (2,213)                 -               (2,213)
Loss from continuing operations             $  (31,004)           $(18,121)        $   (49,125)



Flagstar Corporation
Pro Forma Condensed Statement of Consolidated Operations for the Nine Months Ended September 30, 1995
(Amounts in thousands)
(Unaudited)

                                                                  Pro Forma
                                                                 Adjustments
                                                                 for sale of
                                               Historical          TWRS/VSI           Pro Forma
Operating revenues                          $ 1,994,826                 -           $ 1,994,826
Operating expenses                            1,851,066                 -             1,851,066
Operating income                                143,760                 -               143,760
   Interest and debt expense                    184,600            $ 13,591 (1)         198,191
   Other--net                                       914                 -                   914
Loss before income taxes from
 continuing operations                          (41,754)            (13,591)            (55,345)
Provision for (benefit from) income taxes           400                 (85)(2)             315
Loss from continuing operations              $  (42,154)           $(13,506)         $  (55,660)


(1) To reflect for the year ended December 31, 1994 and nine month period ended September 30, 1995 additional interest and debt expense of $18.1 million and $13.6 million, respectively, attributable to TWRS and VSI. Such amounts were previously included as an allocation of interest and debt expense to discontinued operations.

(2) To record the estimated income tax effects of additional interest and debt expense.
                                           6

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